UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2013

FURIEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34641	27-1197863
(Commission File Number)	(IRS Employer ID Number)

3900 Paramount Parkway, Suite 150, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (919) 456-7800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 4, 2013, Furiex Pharmaceuticals, Inc. issued a press release announcing that it will receive a $5.0 million milestone payment from the Menarini Group for the launch of Priligy® in France. A copy of this press release is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release issued April 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FURIEX PHARMACEUTICALS, INC.

Date: April 9, 2013
/s/ Marshall H. Woodworth
Marshall H. Woodworth
Chief Financial Officer